                                                                 EXHIBIT 10.15

[Confidential treatment has been requested for portions of this exhibit. The confidential portions have been redacted and are denoted by [* *]. The confidential portions have been separately filed with the commission.]


                   VOXWARE, INC. AND VDOnet Corporation Ltd.

                          SOFTWARE LICENSE AGREEMENT
                          --------------------------


          This Software License Agreement (the "Agreement") is entered into as of March 29, 1996, by and between Voxware, Inc. ("Licensor"), a Delaware corporation, with its principal place of business at 172 Tamarack Circle, Skillman, New Jersey 08558 (fax: 609-497-2490) and VDOnet Corporation Ltd. ("Licensee"), an Israeli corporation, with its principal place of business at 2 Levi Eschol Street, Raanana, Israel 43703 (fax: 972-9-917903).


     1.   GRANT OF LICENSE:
          -----------------

     (a) Licensor hereby grants to Licensee, on the terms and subject to the conditions and limitations hereinafter set forth, a non-exclusive, worldwide license, with the right to sublicense as hereinafter provided, to Use the Licensed Programs in (and only in) the software products described in Schedule A hereto (the "Software Products"). Use of the Licensed
        ----------
     Programs in any product other than the Software Product is hereby prohibited, unless prior written consent is obtained from Licensor. Anything herein to the contrary notwithstanding, Licensee shall have the full right and authority to sublicense such rights to Licensee's distributors, resellers, VARs, OEMs and other customers (collectively, "Distributors") in connection with the Software Products, provided that such Distributors will be bound by the terms of this Agreement, and all revenue received by Licensee in connection with sublicenses to such Distributors will be considered Sales Receipts for the purposes of Paragraph 4(b) hereof. The license granted hereunder shall not be deemed to authorize Licensee to change or modify in any way any Licensed Program.

     (b) For purposes of this Agreement, "Licensed Programs" means those computer software programs listed in Schedule B hereto (as well as any
                                          ----------
     Updates thereof furnished by Licensor pursuant to the terms of this Agreement), in machine readable binary image format, as well as any related material, whether in machine readable, printed or other form, including but not limited to instructional and operations manuals. The term Licensed Program includes all or any portion of a Licensed Program incorporated in another program, whether in machine readable, printed or other form. The term Licensed Program does not include source code in any form.

     (c) For purposes of this Agreement, "Use" means (i) transferring any portion of any Licensed Program from storage units or media into equipment for processing, whether by electronic, mechanical or other means; (ii) utilizing any portion of any Licensed Programs in the course of developing the Software Products; (iii) merging and/or incorporating any Licensed Programs in machine readable form into the Software Products; and/or (iv) reproducing, manufacturing and/or distributing the Licensed Programs in connection with the commercialization of the Software Products. "Use" also means referring to any instructional or operational manual included in the definition of Licensed Programs for the purpose of understanding or operating the Licensed Programs.

     (d) For purposes of this Agreement, Licensee is restricted to the specific corporation, or division thereof, designated as "Licensee" at the outset of this Agreement, except that, for purposes hereof, the term Licensee shall include all subsidiaries of which Licensee owns more than 50% of the voting power. Except for such aforementioned subsidiaries, Licensee does not include any affiliate of Licensee (i.e., any person which controls, is controlled by or under common control with Licensee). If the designated Licensee is a division of a corporation, Licensee does not include any other division or part of the said corporation.



     2.   CONDITIONS OF LICENSE:
          ---------------------

     (a) Except as otherwise set forth in this Agreement, the license granted hereunder shall expire or terminate upon the expiration or termination of this Agreement as set forth in, and subject to the terms of, Section 14 hereof. Anything herein to the contrary notwithstanding, Licensor hereby grants Licensee a perpetual, free of charge, worldwide license to the decoder portion of any Licensed Program (the "Decoder"), such right to so use the Decoder to survive the termination or expiration of this Agreement for whatever reason, provided that from and after the termination or expiration hereof, Licensor shall not be obligated to support Decoders installed after such termination or expiration.

     (b) Except for the right to sublicense to Distributors pursuant to Section 1(a) above, the license granted hereunder may under no circumstances be transferred, assigned or sublicensed by Licensee.

     (c) Under no circumstances shall Licensee be deemed the owner of a copy of the Licensed Programs within the meaning of Section 117 of the Copyright Act of 1976 (as amended).

     3.   PRICE:
          -----

     (a) The license fee and royalties for the Licensed Programs for the initial term and for each renewal term, if any, hereof shall be as set forth in Schedule C hereto.
              ----------

     (b) Each party shall be responsible for, shall pay and shall hold the other party hereto harmless from the payment of any applicable sales, use, personal property, excise, income, corporate, franchise or other tax payable by the first mentioned party.


     4.   TERMS OF PAYMENT; RECORDS AND AUDITS:
          ------------------------------------

     (a)  Unless otherwise set forth on Schedule C hereto or in Section 4(b)
                                        ----------
     below, Licensor will invoice Licensee for the license fee. Payment is due within thirty (30) days of the date of the invoice.

     (b) No later than the 30th day of the month following each calendar quarter, Licensee will deliver to Licensor a report itemizing the Sales Receipts and number of units of the Software Products sold to customers during the previous quarter and the royalties and/or license fees (if any) due. Sales Receipts shall be defined as actual cash receipts from the sale of the Software Product (exclusive of sales, use, excise and other taxes) less the amount of any credits, rebates or refunds for returns. Each report will be accompanied by payment in U.S. Dollars for all royalties accrued during that quarter. In the event such report shows a credit balance in Licensee's favor, Licensee shall deduct such amount from future royalties. With respect to any payments received by Licensee from its customers in currency other than U.S. Dollars, the exchange rate as published in the Wall Street Journal on the date each such payment is received by Licensee shall be used in calculating the royalties payable to Licensor hereunder.

     (c) For at least one (1) year after the relevant shipments, Licensee will retain records adequate for Licensor to verify the accuracy of Licensee's reports and payments. At reasonable times during the term of this Agreement, upon reasonable prior notice and during regular business hours at Licensee's regular location for maintenance of such records, Licensor, at its sole cost and expense, shall have the right to conduct an audit of the relevant portions of Licensee's books of account to verify compliance with this Agreement, such audit to be performed by such independent auditors as Licensor shall determine, subject to the reasonable approval of Licensee. Such audits may not be conducted more often than once every 12 months. In the event that any such audit shall reveal a deficiency in royalty payments, then Licensee shall immediately pay to Licensor the total amount of said deficiency plus interest at the rate set forth in paragraph 4(d) below. In the event such deficiency is equal to five percent (5%) or more of the total amount of royalties payable for the preceding 12 months period , then Licensee shall also pay to Licensor the cost of such audit. The provisions of this paragraph 4(c) shall remain in effect for 12 months following expiration or termination of this License Agreement.

     (d) Interest shall accrue on all amounts past due hereunder, including royalties, at the monthly rate of one and one-half percent (1-1/2%) or at the maximum legal rate, whichever is less. Nothing contained in this paragraph shall be deemed a waiver of the termination provisions of this License Agreement in the event of Licensee's default hereunder.


     5.   INSTALLATION:
          ------------

     (a) It is the Licensee's responsibility, without charge to Licensor, to incorporate the Licensed Programs, defined in Schedule B, into the Software Product in accordance with documentation supplied by Licensor.

     (b) It shall be the responsibility of Licensee to install the Licensed Programs at its own expense.

     6.   EVALUATION AND ACCEPTANCE:
          -------------------------

     Licensee has commenced its evaluation of the Licensed Programs prior to the execution of this Agreement. Licensee may Use the Licensed Programs for the purposes of a Beta test of the Software Products and to continue its evaluation of the Licensed Programs.

     If Licensee wishes to accept the Licensed Program it shall so notify Licensor in writing within 45 days after the date of this Agreement, in which event the Licensed Programs shall be deemed accepted by Licensee as of the date of such notice (the "Acceptance"). If the Licensed Programs are not so accepted by Licensee, the license granted hereunder shall be terminated and Licensee shall comply with the terms of paragraph 14(d) hereof.

     7.   PROPRIETARY RIGHTS:
          ------------------

     (a) Title to the Licensed Programs shall at all times remain exclusively with Licensor. Licensee acknowledges that the Licensed Programs, and the original and any copies thereof, in whole or in part, and all copyright, patent, trade secret, trademark and other intellectual property and proprietary rights which now or hereafter may exist therein, are owned by and remain the exclusive valuable property of Licensor and embody substantial creative efforts, ideas and expressions. Under no circumstances shall Licensee attempt, or permit others to attempt, to decompile, disassemble or otherwise reverse engineer the Licensed Programs.

     (b) From and after the Acceptance of the Licensed Program, Licensee shall include, and shall not alter or remove, any applicable copyright, patent, trade secret, trademark or other proprietary notices on all binary files of the Licensed Programs and the packaging in which they may be contained, but shall not be so required to include the same on the documentation or the GUI program of Licensee.

     (c) The parties hereby acknowledge that this Agreement establishes a relationship of confidentiality between them, and Licensee acknowledges that the Licensed Programs are furnished by Licensor on a confidential basis. Unless otherwise agreed to in writing by Licensor, Licensee shall limit access to the Licensed Programs to its employees and Distributors only. Such access shall be solely for the purpose of enabling Licensee to Use the Licensed Programs in accordance with the terms of this Agreement.

     (d) Licensee shall take all reasonable steps to safeguard the Licensed Programs to assure that no unauthorized persons have access to them and that no person authorized to have access to any of them takes any action with respect thereto which is herein prohibited. Licensee shall promptly report to Licensor the taking of any prohibited action with respect to any Licensed Program of which Licensee becomes aware and shall take such further steps as may reasonably be requested by Licensor to prevent such action.

     8.   EXCLUSIVE LIMITED WARRANTY AND REMEDY:
          -------------------------------------

     (a) Licensor warrants that the Licensed Programs will upon delivery substantially conform to the description thereof set forth in the pertinent user manuals. Licensee, however, acknowledges that Licensed Programs are of such complexity that they may contain inherent defects and the mere existence thereof shall not constitute a breach of this warranty.

     (b) As the sole and exclusive remedy for breach of the warranty contained in the preceding subparagraph, Licensor will provide the support services set forth in paragraph 12 hereof.

     (c) Licensor's exclusive limited warranty provided for in this Section 8 shall not apply to damage or deficiencies to the Licensed Programs resulting from accident, alteration, modification, foreign attachments, misuse, tampering, negligence, improper maintenance, abuse or failure to implement any Updates furnished pursuant to this Agreement.

     (d) Licensor reserves the right to make substitutions and modifications in the specification of the Licensed Programs, provided that such substitutions or modifications will, in fact , improve performance of the Licensed Programs.

     9.   DISCLAIMER OF ALL OTHER WARRANTIES:
          ----------------------------------

               EXCEPT FOR THE EXPRESS WARRANTY STATED IN PARAGRAPH 8 ABOVE,
               ------------------------------------------------------------
     LICENSOR GRANTS NO WARRANTIES WITH RESPECT TO THE PERFORMANCE OF THE
     ---------------------------------------------------------------------
     LICENSED PROGRAMS, EITHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED
     -------------------------------------------------------------------
     WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  THE
     -----------------------------------------------------------------
     STATED EXPRESS WARRANTY SET FORTH ABOVE, AND THE REMEDY PROVIDED FOR BREACH THEREOF, ARE IN LIEU OF ALL OTHER LIABILITIES OR OBLIGATIONS OF LICENSOR IN CONNECTION WITH THE PERFORMANCE OF THE LICENSED PROGRAMS (WHETHER SUCH LIABILITIES OR OBLIGATIONS WOULD ARISE UNDER THIS AGREEMENT OR OTHERWISE BY OPERATION OF LAW) FOR ANY DAMAGES WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, INSTALLATION, USE OR PERFORMANCE OF THE LICENSED PROGRAMS.

     10.  LIMITATION OF LIABILITY:
          -----------------------

     (a) IN NO EVENT SHALL LICENSOR BE LIABLE UNDER ANY LEGAL THEORY (INCLUDING BUT NOT LIMITED TO CONTRACT, NEGLIGENCE, MISREPRESENTATION, STRICT LIABILITY IN TORT OR WARRANTY OF ANY KIND) FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF LICENSOR HAS NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION SHALL APPLY NOTWITHSTANDING ANY DETERMINATION THAT THE EXCLUSIVE REMEDY REFERRED TO IN SUBPARAGRAPH 8(b) ABOVE FAILED OF ITS ESSENTIAL PURPOSE.

     (b) Without limiting the effect of the preceding subparagraph, Licensor's maximum liability, if any, for damages resulting from or relating to the performance of the Licensed Programs (including but not limited to liability arising out of contract, negligence, misrepresentation, strict liability in tort or warranty of any kind) shall not exceed the allocable portion of the fees paid by the Licensee for the Licensed Program(s) during the preceding twelve (12) months.

     (c) Licensor shall under no circumstances be liable to Licensee for damages arising out of any claim relating to the performance or the lack thereof of the Licensed Programs (including, but not limited to, a claim for personal injury or property damage) made against Licensee by any other person or party.

     (d) Licensee shall, at its cost and expense, defend, indemnify and hold Licensor harmless from and against any claim (including, but not limited to, a claim for personal injury or property damage) by any other person or party arising out of or in connection with the use of the Software Products, regardless of whether such claim is founded in contract, tort or warranty. The foregoing sentence shall not be applicable if principally such claim relates to, or results from, the Licensed Programs.

     11.  PATENTS AND COPYRIGHTS:
          ----------------------

     (a) Licensor represents and warrants that Licensor is either the author of the Licensed Programs or has obtained and currently holds all rights necessary to grant the licenses and rights granted herein and that no other party, has any rights in or to the Licensed Programs. Licensor further represents and warrants that no claim or action relating to the infringement of any copyright, patent, trademark, trade secret or other intellectual property right has been made or is pending against Licensor, or any entity from which Licensor has obtained rights, with respect to the Licensed Programs. Licensor further represents and warrants that to the best of its knowledge, the Licensed Programs do not infringe any copyright, patent, trademark, trade secret or other intellectual property right of any third party. Licensor will defend and indemnify Licensee against, and hold it harmless from, any loss, expense (including reasonable attorneys' fees), damage or liability arising out of any claim, demand, suit or action that alleges that the Licensed Programs delivered hereunder, or the use thereof, infringe upon any patent, copyright, trade mark, trade secret or other intellectual property right of any third party. Licensor's obligations hereunder will only apply if (i) Licensee notifies Licensor promptly in writing as to any such claim; (ii) Licensee gives Licensor the right to control and direct the investigation, preparation, defense, trial and settlement of each such claim at Licensor's sole cost and expense; and
     (iii) Licensee provides Licensor with information reasonably deemed necessary by Licensor or its counsel in connection with the foregoing; provided that with respect to clause (i) above, Licensor shall be relieved from its obligations to so indemnify Licensee only to the extent that such failure to so promptly notify Licensor adversely prejudiced the ability of Licensor to properly defend against such claim, demand action or suit. Licensee agrees to cooperate fully with Licensor in the defenses and/or settlement of each such claim, at no cost and/or expense to Licensee. If Licensor receives notice of an alleged infringement or if the use of Licensed

     Programs is prevented based on an alleged infringement, Licensor, at its sole cost and expense, will at its option, either obtain for Licensee the right to continued use of any such Licensed Programs; or substitute other comparable programs; or replace or modify such Licensed Programs or their design so that they are no longer infringing, provided that the Licensed Programs as so substituted, replaced or modified shall continue to meet the intended use thereof by Licensee pursuant to this Agreement. The foregoing states the entire liability of Licensor with respect to infringement of any patents, copyrights or other intellectual property rights by Licensed Programs.

     (b) Licensor's obligation contained in the preceding subparagraph does not extend to any suit or proceeding which is based upon a patent claim covering a combination of which any Licensed Program licensed under this Agreement is merely an element of the claim combined with other devices or elements not acquired hereunder unless (and only to the extent) Licensor is a contributory infringer, nor does it extend to use of any Licensed Program in a manner for which the same was not designed.

     12.  SUPPORT SERVICES:
          ----------------

     (a) Licensor may, at such time as Licensor deems appropriate, distribute Updates to Licensee. Updates may consist of such corrections and modifications of Licensed Programs or portions thereof, in machine readable binary image format, as Licensor deems appropriate and which Licensor distributes generally to its other licensees. Licensee shall use reasonable commercial efforts, upon receipt of any Update, to implement its use such that it replaces entirely any previous version of the Licensed Programs or portion thereof to which the Update applies. Upon implementation, an Update shall constitute a Licensed Program and shall be subject to all the terms, conditions and limitations of this Agreement. If Licensee fails to implement the use of any Update, Licensor will continue to support the earlier version of such Licensed Program for 90 days after Licensee receives such Update.

     (b) Licensor will use reasonable commercial efforts to correct any error in Licensed Programs identified by Licensee in writing. An error will be deemed to exist if the Licensed Program substantially fails to perform in accordance with its intended Use hereunder. Licensee, however, acknowledges that Licensed Programs are of such complexity that it may be impossible or impracticable to effectuate the correction of an error. If an error is, in the reasonable opinion of Licensor after consultations with Licensee, not reasonably capable of correction, Licensor will use all diligent efforts to advise Licensee on methods of avoiding or overcoming the error. Licensor does not guarantee the results of any services provided under this subparagraph or that all or any errors will be corrected, overcome or avoided.

     (c) Licensor will use reasonable commercial efforts to answer Licensee's questions relating to the use, application and functioning of Licensed Programs. Licensor makes no representations or guarantees with respect to the results to be achieved by virtue of the services described in this paragraph.

     13.  EXCLUSIONS:
          ----------

     (a) Licensor's obligation to provide support services hereunder is conditioned upon the proper use of the Licensed Programs and does not cover Licensed Programs that have been (i) modified without Licensor's approval, or (ii) used contrary to Licensor's instructions . Licensor will not be obligated to furnish service hereunder if the need for such service arises from hardware malfunction, user error, conditions correctable by reference to available documentation or malfunction of programs not furnished by Licensor.

     (b) If service is requested by Licensee and furnished by Licensor as a result of any of the causes specified in the preceding subparagraph, Licensee will be obligated to pay for such service at Licensor's standard rates then in effect for time, travel and materials.

     14.  TERM:
          ----

     (a) Subject to the right of Licensee not to accept the Licensed Program (as set forth in Section 6 above), this Agreement shall have an initial term of 1 year commencing on the date first set forth above in this Agreement and shall automatically renew for successive terms of 1 year each unless Licensee provides written notice of non-renewal to Licensor at least ninety (90) days prior to the expiration of the then current term.

     (b) Either party may terminate this Agreement, effective upon sending notice, in the event the other party breaches any of its material obligations under this Agreement and such breach is not cured within 15 days after the first mentioned party delivers to the second party prior written notice thereof.

     (c) Licensee's obligation to pay Licensor amounts due hereunder shall survive any expiration or termination of this Agreement.

     (d) Except with respect to the rights of the Licensee to the Decoder as set forth in Section 2(a) above, upon the termination, or expiration of this

     Agreement, Licensee shall permanently discontinue the Use of the Licensed Programs and the Software Products containing the Licensed Programs.
     Except with respect to the Decoder and the rights of Licensee thereunder pursuant to Section 2(a) above, within thirty (30) days after Licensee has permanently discontinued the use of any Licensed Programs or immediately upon the termination or expiration of this Agreement, Licensee shall return to Licensor the original and all copies (whether whole or partial) of the Licensed Programs in any form (other than copies incorporated in the Software Products already produced and existing, and one additional copy for support purposes only) and shall certify in writing to Licensor that it has done so.


     15.  ATTRIBUTION AND LEGENDS:
          -----------------------

          Licensee shall display Licensor's logo and trademarks, and shall also place notice of any copyright and patent protection or other proprietary legend, within the Software Products, in such context, wording and format as Licensee, together with Licensor, shall reasonably determine.

     16.  ADVERTISING:
          -----------

          From and after the Acceptance of the Licensed Programs by Licensee, each of the parties hereto agrees that the other party may mention this License Agreement in sales presentations. After such Acceptance, each party also may mention this License Agreement in collateral materials consisting of sell sheets, brochures, packaging and related marketing materials with the prior consent of the other party, which consent will not be unreasonably withheld. Licensor shall, in connection with its activities under this paragraph 16, ensure that all trademarks and copyrights pertaining to Licensee will be observed. Licensee recognizes the value of the good will associated with Licensor's trademarks and the identification of the Software Products with the trademarks. Therefore, Licensee shall submit to Licensor for prior approval (a) samples of all Software Products which Licensee proposes to offer for sale under Licensor's trademarks and (b) samples which bear Licensor's trademarks and which are to be used in connection with the Software Products. Both parties may issue a press release announcing the relationship and intended benefits and Use of the Licensed programs within the Software Products defined herein.

     17.  GENERAL:
          -------

     (a) This Agreement will not be binding upon either party until signed by Licensee and an authorized officer of Licensor.

     (b) Licensee may not assign this Agreement without the prior written consent of Licensor.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey. Without limiting the foregoing, this Agreement shall be governed by the Uniform Commercial Code. The transaction which is the subject matter of this Agreement shall be deemed to be a "transaction in goods" and the Licensed Programs shall be deemed to be "goods" within the meaning of the said statute, notwithstanding that this Agreement grants a license, that no sale of Licensed Programs is contemplated and that title to the Licensed Programs is retained by Licensor. To the extent, if any, that services are provided in connection with this Agreement, such services shall be deemed incidental to the provisions of "goods".

     (d) No failure or delay on the part of either party in exercising any right or remedy provided in this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of or failure to exercise any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy under this Agreement.

     (e) Any notice required or permitted under this Agreement shall be in writing and shall be sent to the appropriate address shown on the first page hereof (unless notice of a changed address has been given) by telecopier, telegram, private overnight courier service or registered or certified airmail, return receipt requested, with postage prepaid.

     (f) Performance by either party hereunder is subject to force majeure, including but not limited to wars, riots, failure of contractors and subcontractors to perform, strikes, labor disturbances, acts of God, fires, floods, explosions, civil disturbances, inability to obtain required material or transportation, and acts of governmental authorities.

     (g) Licensee acknowledges that the Licensed Programs are subject to the export control laws and regulations of the U.S.A., and any amendments thereof. Licensee confirms that it will not knowingly export or re-export the Licensed Programs, directly or indirectly, either to (I) any countries that are subject to the U.S.A. export restrictions (currently including, but not limited to, Cuba, the Federal Republic of Yugoslavia, Haiti, Iran, Iraq, Libya, North Korea, and Syria); (II) any user who Licensee knows or has reason to know will utilize them in the design, development or production of nuclear, chemical, or biological weapons; or (III) any user who Licensee knows or has reason to know has been prohibited from participating in transactions in the U.S.A. by any agency of the U.S.A. Government.

     (h) Paragraph headings herein are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

     (i) This Agreement (including any schedule hereto) supersedes all prior agreements and understandings between the parties, whether written or oral, related to the subject matter and is intended by the parties as the complete and exclusive statement of the terms of their Agreement.

     (j) No modification, addition to, or waiver of any of the terms of this Agreement (including any schedule hereto) shall be effective unless in writing and signed by an authorized officer of Licensor. Under no circumstances shall the terms of any purchase order submitted by Licensee to Licensor, whether before or after the execution of this Agreement, be deemed binding upon Licensor. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted.

     (k) No action to enforce any claim arising out of or in connection with the transaction which is the subject matter of this Agreement shall be brought by Licensee against Licensor more than three (3) years after the cause of action has occurred.

     (l) Licensor may, in its discretion, delegate all or any portion of its obligation to perform services hereunder to an agent or subcontractor, provided that regardless of such delegation Licensor and not such agent or subcontractor shall remain liable to Licensee hereunder.

     Agreed to and accepted by:

     VOXWARE, INC. (Licensor)

     By:
         --------------------------
            Authorized Signature

     Name:
           ------------------------
     Title:
            -----------------------

     Agreed to and accepted by:

     VDOnet Corporation Ltd.

     By:
         --------------------------
            Authorized Signature

     Name:
           ------------------------
     Title:
            -----------------------

                                                        Agreement No. __________


                                  SCHEDULE A
                                  ----------

                               Software Products
                              ------------------

     The Software Products are VDOLive and VDOPhone and all other products intended or applicable to Internet video broadcasting and conferencing. Licensee is licensed to Use the encode functions of the Licensed Programs only in products that include video encoding. If Licensee wishes to Use the encode functions of the Licensed Programs in products that do not include video encoding, Licensee must first obtain the prior written approval of Licensor.

     Licensee is licensed to Use the decode functions of the Licensed Programs at no charge in any products distributed by Licensee.

                                                        Agreement No. __________


                                  SCHEDULE B
                                  ----------

                               Licensed Programs
                               -----------------

     The "Initial Licensed Programs" shall initially be as follows:

     RT24 Speech Codec -  Embodied in the ToolVox Software Development Kit for
     -----------------
     Real Time speech compression. It shall consist of the release version of Voxware's 2,400bps codec, known as RT24. Delivery for Intel platform shall be delivered in the form of Windows dynamic link libraries. Delivery for Macintosh platform shall be in the form of static libraries compiled for
     the Power PC CPU using the latest Metrowerks compiler.    Licensee is
     licensed to Use the RT24 Speech Codec for speech compression and decompression only and only in conjunction with and in support of the Voxware API as described below. Other features of Licensor's technology such as time scaling, pitch shifting and personality transformation are not included in this license.

     Voxware API (VAPI) - Provides an application programming interface suitable
     ------------------
     for development of applications for transmission of voice over the Internet (i.e. Internet Telephony). The functionality included in this interface allows session, flow and error control. Session control functionality includes initiating and processing incoming and outgoing calls as well as a means for users of Voxware or third party applications based on VAPI to locate each other in a phone directory. Flow and error control seek to manage the Voxware codec bit stream, handling lost and/or late packets, and packet resequencing.

     [**]

     If Licensee Uses any component of the above Licensed Programs, it shall be deemed that Licensee has Used the Licensed Programs.

                                                        Agreement No. __________


                                  SCHEDULE C
                                  ----------

                                     Price
                                     -----


     Initial License Fee:  [* *] due upon acceptance of the Licensed Programs
     --------------------
                           within 45 days of execution of this Agreement.

     Royalty:
     --------

     Initial Licensed Programs set forth in Schedule B: [* *]

     New Licensed Programs:  [* *]

     The above royalty schedule applies to each New Licensed Program Used by Licensee in the Software Products. [* *]

     In the event multiple Licensed Programs are Used in the Software Product simultaneously, then the above royalty rates are additive, [* *]

     As more fully set forth in the Agreement, [* *] From and after the termination or expiration hereof, Licensor has no obligation to support these Decoders.